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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 28, 2004

                            Capital Corp of the West
             (Exact name of registrant as specified in its charter)

           California                    0-27384               77-0147763
           ----------                    -------               ----------
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
         incorporation)                                   Identification Number)

            550 West Main Street
             Merced, California                                    95340
             ------------------                                    -----
(Address of principal executive offices)                         (Zip Code)

                                 (209) 725-2200
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

      The press release attached to this report as exhibit 99.1 is incorporated herein by reference. Exhibit 99.2 attached to this report is also incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits:

      The exhibit list called for by this item is incorporated by reference to the Exhibit Index filed as part of this report.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 28, 2004

                                               CAPITAL CORP OF THE WEST

                                               By:      s/ David A. Curtis
                                                   -----------------------------
                                                          David A. Curtis
                                                   Vice President and Controller
                                                     (Duly Authorized Officer)


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                                  Exhibit Index

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Exhibit
Number                                 Description
------                                 -----------
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 99.1       Press release of the registrant dated October 28, 2004
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 99.2       Written  agreement  by and between  Capital Corp of the West and the
            Federal Reserve Bank of San Francisco dated October 26, 2004
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